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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 20, 2002
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                            NBC Capital Corporation
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)



         Mississippi                   1-15773              64-0694755
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(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)               File Number)       Identification No.)

                 NBC Plaza, Starkville, Mississippi        39759
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             (Address of Principal Executive Offices)    (Zip Code)



Registrant's telephone number, including area code     (601) 343-1341
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On June 20, 2002, NBC Capital Corporation issued the following press release:

CONTACT:                RICHARD T. HASTON, CFO          FOR IMMEDIATE RELEASE
662-324-4258

                      NBC CAPITAL ANNOUNCES CONTINUATION OF
                            STOCK REPURCHASE PROGRAM

    STARKVILLE, Miss. -- (June 20, 2002) -- NBC Capital Corporation (AMEX:NBY) announced today that its Board of Directors approved the continuation of the stock repurchase program announced in June of 2001 to repurchase up to 5%, or 310,000 shares, of the Company's common stock. During the past year, the Company has repurchased approximately 45,000 shares of its stock in the open market, leaving an additional 265,000 shares to be purchased. The stock repurchase program should continue to be carried out through open market purchases, block trades and in negotiated private transactions.

    "The continuation of the stock purchase underscores our optimistic outlook for the future of NBC Capital Corporation," stated Lewis F. Mallory, Jr., Chairman of the Board of Directors and Chief Executive Officer. "We continue to believe our stock is an attractive investment in light of our earnings growth and our strong capital position, and further repurchases will be accretive to both book value per share and earnings per share."

    The stock repurchase program will be conducted on an ongoing basis over the next 12 months and will be subject to availability of stock, market conditions, the trading price of the stock and the Company's financial performance.

ABOUT NBC CAPITAL CORPORATION

    NBC Capital Corporation is a financial holding company providing full financial services, including banking, trust services, mortgage services, insurance and investment products in east Mississippi and Tuscaloosa, Alabama. NBC's stock is listed on the American Stock Exchange under the ticker symbol of NBY.

FORWARD-LOOKING STATEMENTS

    In addition to historical information, this release includes forward-looking statements, estimates that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of NBC Capital Corporation. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: interest rates, management and operation of acquired operations and general market risks. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002. The information contained in this release is as of June 20, 2002. The Company undertakes no obligation to update or revise any of this information whether a result of new information, future events or developments, or otherwise.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NBC CAPITAL CORPORATION


                              By: /s/ Richard T. Haston
                                 ------------------------------------------
                                 Richard T. Haston
                                 Executive Vice President,
                                 Chief Financial Officer and Treasurer

Dated:  June 20, 2002